UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 9, 2019

SOUTH JERSEY INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

New Jersey	001-6364	22-1901645
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1 South Jersey Plaza
Folsom, NJ 08037
(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (609) 561-9000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock - $1.25 par value per share	SJI	New York Stock Exchange
5.625% Junior Subordinated Notes due 2079	SJIJ	New York Stock Exchange
Corporate Units	SJIU	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On December 5, 2019, South Jersey Industries, Inc. (the “Company”), through its indirect wholly-owned subsidiary, Marina Energy, LLC (the “Seller”), entered into a Purchase and Sale Agreement (the “Purchase Agreement”) with DTE Atlantic, LLC (the “Purchaser”) pursuant to which, subject to the terms and conditions set forth in the Purchase Agreement, the Seller has agreed to sell 100% of the issued and outstanding limited liability company membership interests of ACB Energy Partners, LLC (“ACB”) to the Purchaser. At closing, ACB will own 100% of the assets that operate an eight-megawatt combined heat and power generation facility that provides electricity and hot and chilled water to both Borgata Hotel Casino & Spa and The Water Club located in Atlantic City, New Jersey.

Under the terms of the Purchase Agreement, the purchase price will be $100 million, subject to customary adjustments for net working capital.  The Purchase Agreement contains customary representations, warranties, covenants, and conditions precedent to closing. The Company currently expects that all closing conditions will be satisfied on or before March 31, 2020.

The Purchase Agreement is attached as Exhibit 2.1 hereto, and is incorporated by reference to this Item 1.01.  The foregoing summary of the Purchase Agreement is qualified in its entirety by reference to the full text of the Purchase Agreement.

Item 7.01.	Regulation FD

On December 6, 2019, the Company issued a press release announcing the execution of the Purchase Agreement.  A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

2.1	Purchase Agreement, dated December 5, 2019, by and between Marina Energy, LLC and DTE Atlantic, LLC
99.1	Press release dated December 6, 2019, filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTH JERSEY INDUSTRIES, INC.

Date: December 9, 2019	By:	/s/ Steven Cocchi
Steven Cocchi
Senior Vice President, Chief Strategy and Development Officer